As filed with the Securities and Exchange Commission on April 23, 2007

File Nos. 333-61759, 811-08961

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 14	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 16	☒
(Check appropriate box or boxes)

TIAA-CREF Life Funds

(Exact Name of Registrant as Specified in Charter)

730 Third Avenue

New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 842-2733

Stewart P. Greene, Esq.

TIAA-CREF Life Funds

730 Third Avenue

New York, New York 10017-3206

(Name and Address of Agent for Service)

Copy to:

Steven B. Boehm, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C.2004-2415

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	On May 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2007

TIAA-CREF

LIFE FUNDS

■	Growth Equity Fund
■	Growth & Income Fund
■	International Equity Fund
■	Large-Cap Value Fund
■	Small-Cap Equity Fund
■	Stock Index Fund
■	Social Choice Equity Fund
■	Real Estate Securities Fund
■	Bond Fund
■	Money Market Fund

This prospectus contains important information about the shares offered by the ten investment portfolios of the TIAA-CREF Life Funds, which are available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

Not all of the funds listed above may be available to you under your variable insurance contract. Check your contract and any endorsements for fund availability.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

S UMMARY INFORMATION

INVESTM ENT OBJECTIVES, STRATEGIES AND RISKS

Ove rview of the Funds

The ten funds offered by the TIAA-CREF Life Funds are divided into several categories reflecting different investment management techniques. They are:

Active Equity Funds:

•	Growth Equity Fund

•	Growth & Income Fund

•	International Equity Fund

•	Large-Cap Value Fund

•	Small-Cap Equity Fund

Index Funds:

•	Stock Index Fund

Specialty Funds:

•	Social Choice Equity Fund

•	Real Estate Securities Fund

Fixed-Income and Money Market Funds:

•	Bond Fund

•	Money Market Fund

Not all of these funds may be available to you under your variable insurance contract. Check your contract and any endorsements for fund availability.

General Risks of Investing in the Funds

You can lose money in any of these funds, or the funds could underperform other investments. The funds are subject to a variety of risks, certain of which are summarized below.

Funds investing in equity securities will be subject to the following risks:

•	Market Risk—The risk that the price of securities may decline in response to general market and economic conditions or events.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Funds investing in foreign securities will be subject to the following risk:

•

Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be magnified when investing in emerging market securities.

TIAA-CREF Life Funds Prospectus	3

Growth Equity Fund, Growth & Income Fund and Large-Cap Value Fund are subject to:

•	Style Risk—The risk that securities representing either a growth investing style or a value investing style may be out of favor in the marketplace for various periods of time.

Growth Equity Fund and Growth & Income Fund are subject to:

•

Growth Investing Risk—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Large-Cap Value Fund is subject to:

•

Value Investing Risk—The risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall market for a long period of time while the market concentrates on growth stocks.

Stock Index Fund is subject to:

•	Index Risk—This is the risk that a fund’s performance will not match its index for any period of time.

For any fixed-income investments, the funds could be subject to the following additional risks:

•	Interest Rate Risk (a type of Market Risk)—Bond or stock prices may decline or a fund’s income may fall if interest rates change.

•	Credit Risk (a type of Company Risk)—A decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

•

Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the

4	Prospectus TIAA-CREF Life Funds

prepayment rate and the resulting change in duration of fixed-income securities held by a fund can result in losses to investors in the fund.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, a fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the fund originally invested.

Special risks associated with particular funds are discussed in the following fund summaries, and more information about the risks identified above is provided in “More About Risks” below.

An investment in TIAA-CREF Life Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Growth E quity Fund

Investment Objective: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

Principal Investment Strategies: The fund invests at least 80% of its assets in equity securities that the managers believe present the opportunity for growth. Generally, these equity securities will be those of large-capitalization companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund can also invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The fund may invest up to 20% of its total assets in foreign investments. The fund may also invest a portion of its assets through quantitative techniques.

Special Investment Risks: The fund is subject to style risk and growth investing risk. This means the fund will probably be more volatile than the overall stock market. You can lose money by investing in this fund or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but who are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the fund’s benchmark index.

TIAA-CREF Life Funds Prospectus	5

Growth & Income Fund

Investment Objective: The fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.

Principal Investment Strategies: The fund invests at least 80% of its assets in: (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively valued, show the potential to appreciate faster than the rest of the market, and offer a growing stream of dividend income. The fund may also invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign securities. The fund may invest a portion of its assets through quantitative techniques.

Special Investment Risks: There are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform the benchmark during periods of rapid market appreciation. In addition, by primarily investing in larger capitalization stocks, the fund potentially has fewer opportunities to identify securities that the market misprices and these companies may grow more slowly than the economy as a whole or not at all. The fund is also subject to style risk and growth investing risk. You can lose money by investing in this fund or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the fund’s benchmark.

International Equ ity Fund

Investment Objective: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Principal Investment Strategies: The fund invests at least 80% of its assets in equity securities of foreign issuers. The active managers select individual stocks and let the fund’s country and regional asset allocations evolve from their stock selection. We look for companies of all sizes that have certain characteristics such as sustainable earnings growth, consistent generation of free cash flow and stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects. The fund may also invest a portion of its assets through quantitative techniques.

Special Investment Risks: Foreign investment risk is the most important risk of investing in this fund. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. Changes in currency exchange rates, the possible imposition of market controls, currency exchange controls, or foreign taxes, lower liquidity and higher volatility

6	Prospectus TIAA-CREF Life Funds

in some foreign markets and/or political, social or diplomatic events could reduce the value of the fund’s investments. You can lose money by investing in this fund or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for investors who seek high long-term total returns, who understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the fund’s benchmark index.

Large-Cap Value Fund

Investment Objective: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Principal Investment Strategies: The fund invests at least 80% of its assets in equity securities of large domestic companies. The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including previous historical valuations of the same security, valuations of comparable securities, various financial ratios and the free cash flow generated by the company. The fund may invest up to 20% of its total assets in foreign investments. The fund may also invest a portion of its assets through quantitative techniques.

Special Investment Risks: The fund is subject to substantial style risk and value investing risk in that value investing may fall out of favor with investors. You can lose money by investing in this fund or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the fund’s benchmark index.

Small-Cap E quity Fund

Investment Objective: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Principal Investment Strategies: The fund invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation. The fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the fund versus its benchmark. The fund uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the fund may invest. The models typically weigh many different variables, including the valuation of a stock versus the market or its peers, future earnings and sustainable earnings growth

TIAA-CREF Life Funds Prospectus	7

prospects, and the price and volume trends of the stock. The resulting score (along with certain additional inputs) is used to form the fund’s portfolio.

Special Investment Risks: The fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. You can lose money by investing in this fund or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

Stock I ndex Fund

Investment Objective: The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Principal Investment Strategies: The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000® Index. The fund approaches full replication of the index to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of the index without necessarily investing in all 3,000 stocks in the index.

Special Investment Risks: While the fund attempts to closely track the Russell 3000® Index, it does not duplicate the composition of the index. Therefore, the fund cannot guarantee that its performance will match the Russell 3000® Index for any period of time. You can lose money by investing in this fund or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index.

Social Ch oice Equity Fund

Investment Objective: The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Principal Investment Strategies: The fund invests primarily in equity securities that meet its social criteria. The fund attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index, while investing only in companies whose activities are consistent with the fund’s social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.’s (“KLD”) Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria.

Special Investment Risks: Because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don’t use these criteria. You can lose money

8	Prospectus TIAA-CREF Life Funds

by investing in this fund, or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain “social” criteria.

Real Estate Securiti es Fund

Investment Objective: The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Principal Investment Strategies: The fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry. The fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of management’s ability to increase shareholder value. The benchmark index for the fund is the Dow Jones Wilshire Real Estate Securities Index.

Special Investment Risks: The fund is subject to the special risks of real estate investing, described below. Because the fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds. In addition, the fund is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. You can lose money by investing in this fund, or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

Bond Fund

Investment Objective: The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Life Funds Prospectus	9

Principal Investment Strategies: The fund invests at least 80% of its assets in investment-grade bonds and other bonds. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. The fund also invests in other fixed-income securities. The fund overweights or underweights individual securities or sectors relative to its benchmark index when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The fund is managed to maintain a duration that is similar to that of its benchmark index. The fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers. The benchmark index for the fund is the Lehman Brothers U.S. Aggregate Index.

Special Investment Risks: The fund is subject to substantial interest rate risk and significant prepayment and extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. You can lose money by investing in this fund, or the fund could underperform other investments.

Who May Want to Invest: The fund may be appropriate for those who want to invest in a general high-quality fixed-income fund.

Mone y Market Fund

Investment Objective: The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies: The fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The fund seeks to preserve the value of your investment at $1.00 per share, although there is no guarantee that it will be successful in doing so. The benchmark index for the fund is the iMoneyNet Money Fund Report Average—All Taxable.

Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the fund receives may fall as a result of a decline in interest rates. An investment in the Money Market Fund, like the other funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Who May Want to Invest: The fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

10	Prospectus TIAA-CREF Life Funds

PAST PERFORM ANCE

The following bar charts and performance table help illustrate some of the risks of investing in the TIAA-CREF Life Funds and how investment performance varies. The bar charts show each fund’s annual total returns for each calendar year it has been publicly available. Below each chart we note each fund’s best and worst returns for a calendar quarter since that fund’s inception. The performance table following the charts shows each fund’s average annual total returns over the 2006 calendar year and since inception, and for the five-year period from 2002 through 2006 for those funds with five years of performance returns, and how those returns compare to the returns of a broad-based securities market index. The returns shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. With these contractual fees, the funds’ returns would have been lower. Additionally, the returns of the indices reflect no deductions for fees or expenses. How the funds have performed in the past is not necessarily an indication of how they will perform in the future.

GROWTH EQUITY FUND	GROWTH & INCOME FUND

Best quarter: 15.72%, for the quarter ended December 31, 2001. Worst quarter: –22.60%, for the quarter ended March 31, 2001.	Best quarter: 14.09%, for the quarter ended June 30, 2003. Worst quarter: –16.56%, for the quarter ended September 30, 2002.

TIAA-CREF Life Funds Prospectus	11

INTERNATIONAL EQUITY FUND	LARGE-CAP VALUE FUND

Best quarter: 18.58%, for the quarter ended December 31, 2003. Worst quarter: –19.22%, for the quarter ended September 30, 2002.	Best quarter: 18.54%, for the quarter ended June 30, 2003. Worst quarter: –5.76%, for the quarter ended March 31, 2003.

SMALL-CAP EQUITY FUND	STOCK INDEX FUND

Best quarter: 23.74%, for the quarter ended June 30, 2003. Worst quarter: –4.67%, for the quarter ended March 31, 2005.	Best quarter: 16.13%, for the quarter ended June 30, 2003. Worst quarter: –17.05%, for the quarter ended September 30, 2002.

12	Prospectus TIAA-CREF Life Funds

SOCIAL CHOICE EQUITY FUND	REAL ESTATE SECURITIES FUND

Best quarter: 16.40%, for the quarter ended June 30, 2003. Worst quarter: –16.46%, for the quarter ended September 30, 2002.	Best quarter: 17.13%, for the quarter ended December 31, 2004. Worst quarter: –6.90%, for the quarter ended March 31, 2005.

BOND FUND	MONEY MARKET FUND

Best quarter: 3.91%, for the quarter ended September 30, 2006. Worst quarter: –2.08%, for the quarter ended June 30, 2004.	Best quarter: 1.34%, for the quarter ended December 31, 2006. Worst quarter: 0.26%, for the quarters ended March 30, 2004 and June 30, 2004.

TIAA-CREF Life Funds Prospectus	13

AVERAGE ANNUAL TOTAL RETURNS
	One Year (January 1, 2006 to December 31, 2006)	Five Years (January 1, 2002 to December 31, 2006)	Since Inception(1) to December 31, 2006
GROWTH EQUITY FUND	5.62%	1.24%	–7.35%
Russell 1000® Growth Index	9.07%	2.69%	–6.01%
GROWTH & INCOME FUND	16.85%	5.64%	0.25%
S&P 500® Index	15.79%	6.19%	0.83%
INTERNATIONAL EQUITY FUND	29.95%	16.25%	3.06%
MSCI EAFE® Index	26.34%	15.05%	4.65%
LARGE-CAP VALUE FUND	21.58%	N/A	19.20%
Russell 1000® Value Index	22.25%	N/A	18.02%
SMALL-CAP EQUITY FUND	17.84%	N/A	21.69%
Russell 2000® Index	18.37%	N/A	21.04%
STOCK INDEX FUND	15.62%	7.13%	4.32%
Russell 3000® Index	15.72%	7.16%	4.30%
SOCIAL CHOICE EQUITY FUND	14.64%	7.31%	1.83%
Russell 3000® Index	15.72%	7.16%	1.52%
REAL ESTATE SECURITIES FUND	34.05%	N/A	27.95%
Dow Jones Wilshire Real Estate Securities Index	35.88%	N/A	30.27%
BOND FUND	4.70%	N/A	3.46%
Lehman Brothers U.S. Aggregate Index	4.33%	N/A	3.38%
MONEY MARKET FUND	5.10%	N/A	2.90%
iMoneyNet Money Fund Report Average™—All Taxable	4.50%	N/A	2.34%
(1)	For the Stock Index Fund, January 4, 1999. For the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Social Choice Equity Fund, April 3, 2000. For the Large-Cap Value Fund, the Small-Cap Equity Fund, and the Real Estate Securities Fund, October 28, 2002. For the Bond Fund and the Money Market Fund, July 8, 2003.

14	Prospectus TIAA-CREF Life Funds

FEES AN D EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the funds. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (deducted from fund assets)
	Management Fees	Acquired Fund Fees and Expenses	Other Expenses(1)	Total Annual Fund Operating Expenses
Growth Equity Fund	0.25%	0.00%	None	0.25%
Growth & Income Fund	0.23%	0.00%	None	0.23%
International Equity Fund	0.29%	0.00%	None	0.29%
Large-Cap Value Fund	0.24%	0.00%	None	0.24%
Small-Cap Equity Fund	0.10%	0.00%	None	0.10%
Stock Index Fund	0.06%	0.00%	None	0.06%
Social Choice Equity Fund	0.07%	0.01%	None	0.08%
Real Estate Securities Fund	0.25%	0.01%	None	0.26%
Bond Fund	0.10%	0.00%	None	0.10%
Money Market Fund	0.06%	0.00%	None	0.06%
(1)

Because Teachers Advisors, Inc., the investment adviser to the funds, is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, the funds’ Other Expenses are included in the management fee.

Example

This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds’ operating expenses remain the same. The expenses reflected in this example do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the funds. If those

TIAA-CREF Life Funds Prospectus	15

fees were included, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Equity Fund	$26	$80	$141	$318
Growth & Income Fund	$24	$74	$130	$293
International Equity Fund	$30	$93	$163	$368
Large-Cap Value Fund	$25	$77	$135	$306
Small-Cap Equity Fund	$10	$32	$57	$128
Stock Index Fund	$6	$19	$34	$77
Social Choice Equity Fund	$8	$26	$45	$103
Real Estate Securities Fund	$27	$84	$146	$331
Bond Fund	$10	$32	$57	$128
Money Market Fund	$6	$19	$34	$77

MORE INF ORMATION ABOUT THE FUNDS

This section provides more information about each fund’s investment objective, the principal investment strategies and techniques each fund uses to accomplish its objective, and the principal types of securities each fund purchases. These policies and techniques are not fundamental and may be changed by TIAA-CREF Life Funds’ board of trustees (the “Board” or “Board of Trustees”) without shareholder approval. However, we will notify you of any significant changes. For a complete listing of the funds’ policies and restrictions, see the Statement of Additional Information (“SAI”). No one can assure that a fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The use of a particular index as a fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

Each fund has a policy of investing at least 80% of its assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days’ prior notice before changes are made to this policy.

Each fund may, for temporary defensive purposes, invest some or all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

For complete information about the general risks of investing in the funds, see “More about Risks” below.

The funds are not appropriate for market timing. You should not invest in the funds if you are a market timer.

16	Prospectus TIAA-CREF Life Funds

ACTIVE E QUITY FUNDS

Growth Equity Fund

The Growth Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

The fund invests at least 80% of its assets in equity securities that the managers believe present the opportunity for growth. Generally, these equity securities will be those of large-capitalization companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects.

The fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Growth Equity Fund may invest up to 20% of its total assets in foreign investments. The fund may also use quantitative techniques.

Special Investment Risks: The fund is subject to market risk, company risk and foreign investment risk. It is also subject to style risk and special risks of investing in growth stocks. Funds investing in securities of larger companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the fund’s performance is often more volatile than the overall stock market, and it could significantly underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this fund.

Growth & In come Fund

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.

The fund invests at least 80% of its assets in: (1) income-producing equity securities or (2) other securities defined by its benchmark index, the S&P 500® Index. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively valued, show the potential to appreciate faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their respective industries with premium product lines. We also look for companies with management teams that are dedicated to creating shareholder value.

TIAA-CREF Life Funds Prospectus	17

The fund may also invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. The fund may also invest a portion of its assets through quantitative techniques.

Special Investment Risks: The fund is subject to market risk, company risk and modest foreign investment risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform the benchmark during periods of rapid market appreciation. In addition, by primarily investing in larger capitalization stocks, the fund potentially has fewer opportunities to identify securities that the market misprices and these companies may grow more slowly than the economy as a whole or not at all. The fund is also subject to style risk and growth investing risk. You can lose money by investing in this fund or the fund could underperform other investments.

International Eq uity Fund

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The fund invests at least 80% of its assets in equity securities of foreign issuers. The fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. The active managers select individual stocks, and let the fund’s country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the fund’s sector and country exposure against the fund’s benchmark, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk.

The fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The fund may sometimes hold a significant amount of stocks of small, lesser-known companies.

The fund looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

The fund may also use quantitative techniques.

Special Investment Risks: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

18	Prospectus TIAA-CREF Life Funds

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpretation because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

The fund may also be subject to market timing risk due to “stale price arbitrage,” in which investors take advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The fund has in place policies and procedures that have reduced the risk of market timing in the fund.

Large-Cap Value Fund

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The fund invests at least 80% of its assets in equity securities of large domestic companies, as defined by the fund’s benchmark index (the Russell 1000® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

The fund may invest up to 20% of its total assets in foreign investments. The fund may also invest a portion of its assets through quantitative techniques.

TIAA-CREF Life Funds Prospectus	19

Special Investment Risks: The fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the fund is subject to substantial style risk and value investing risk because value stocks may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired. As with any mutual fund, you can lose money by investing in this fund.

Small-Cap Equi ty Fund

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

The fund invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

The fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the fund versus its benchmark index. The fund uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the fund may invest. The models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

The resulting score is used to form the fund’s portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

The fund’s strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

Special Investment Risks: The fund is subject to market risk and very substantial company risk. The fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be

20	Prospectus TIAA-CREF Life Funds

difficult to find buyers for securities the fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this fund.

INDEX FU NDS

Stock Index Fund

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000® Index. The Stock Index Fund uses indexing, a strategy that seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track its benchmark index. As part of its indexing strategy, the Stock Index Fund approaches full replication of the index to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without necessarily investing in all of the stocks in the index.

Special Investment Risks: The fund is subject to substantial market and index risk as well as more than moderate company risk. Although the fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, the fund cannot guarantee that its performance will match its index for any period of time. In addition, the prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly traded. As with any mutual fund, you can lose money by investing in this fund.

SPECIALT Y FUNDS

Social Ch oice Equity Fund

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The fund attempts to track the return of the Russell 3000® Index. It does this primarily by investing in companies included in the KLD Broad Market Social

TIAA-CREF Life Funds Prospectus	21

Index (“KLD BMS Index”)1, which is a socially screened subset of companies in the Russell 3000® Index so that the fund’s portfolio approaches the overall investment characteristics of the Russell 3000® Index.

Companies that are currently excluded from the KLD BMS Index include:

•	Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

•	Companies that derive any revenues from gambling;

•	Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

•	Companies that derive significant revenues from the production of military weapons; and

•	Electric utilities that own interests in nuclear power plants.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

•	Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;

•

Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

[1]	The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD indexes or any data or any security (or combination thereof) included therein.

The KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indices or KLD Indices are based.

22	Prospectus TIAA-CREF Life Funds

•	Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

•	Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

•	Corporate governance, including executive compensation, tax disputes, and accounting practices;

•

Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

•

Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2006, the KLD BMS Index comprised approximately 2,084 companies in the Russell 3000® Index that passed certain exclusionary and qualitative screens.

The fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The fund may invest up to 15% of its total assets in foreign investments.

Special Investment Risks: The fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this fund.

Real Estat e Securities Fund

The Real Estate Securities Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

The fund normally invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry. The fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of management’s ability to increase shareholder value.

TIAA-CREF Life Funds Prospectus	23

An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the fund is the Dow Jones Wilshire Real Estate Securities Index. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund’s benchmark index.

Special Investment Risks: The fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk. Further, because the fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be

24	Prospectus TIAA-CREF Life Funds

diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the fund runs the risk that they will sell them at an inopportune time.

The fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this fund.

FIXED-INCOME AND M ONEY MARKET FUNDS

Bon d Fund

The Bond Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

The fund normally invests at least 80% of its assets in investment-grade bonds and other bonds. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. The fund also invests in other fixed-income securities. We do not rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers U.S. Aggregate Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The fund is managed to maintain an average duration that is similar to the Lehman Brothers U.S. Aggregate Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2006, the duration of the Lehman Brothers U.S. Aggregate Index was 4.42 years. By keeping the duration of the fund close to that of the index, the returns due to changes in interest rates should be similar between the fund and the index. The fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

The Bond Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass- through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs

TIAA-CREF Life Funds Prospectus	25

are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

The fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the fund adviser’s ability to predict correctly mortgage prepayments and interest rates.

The fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the fund’s returns but increases the fund’s portfolio turnover rate.

Special Investment Risks: The fund is subject to substantial interest rate risk and significant prepayment and extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. The value of securities held by the fund changes in response to daily changes in prevailing market interest rates. Although the fund invests primarily in investment grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

Under the fund’s mortgage roll investment strategy, there is a risk that the fund’s advisor will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the fund compared with what such performance would have been without the use of the strategy.

Securities originally rated “investment grade” are sometimes subsequently downgraded, should a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more

26	Prospectus TIAA-CREF Life Funds

volatile and more difficult to determine than the prices of higher-quality securities. As with any fund, you can lose money by investing in this fund.

Money Market Fund

The Money Market Fund seeks high current income consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

The fund will invest primarily in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2)	Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)	Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9)	Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

TIAA-CREF Life Funds Prospectus	27

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to credit risk and interest rate risk and prepayment risk and extension risk. The use of the Money Market Fund’s benchmark index by the fund is not a fundamental policy and can be changed. No one can assure that the fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. An investment in the Money Market Fund, like the other funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT MANAGEMENT STYLES

Growth Investing. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers that appear to have favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

Value Investing. This is a portfolio management style that typically involves seeking securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset

28	Prospectus TIAA-CREF Life Funds

restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE AB OUT RISKS

Risks of Investing in Equity Securities

In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the funds that hold equity securities may increase or decrease.

An investment in an equity, index, or specialty fund, or equity securities in general will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The funds that make foreign investments are subject to:

•

Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

TIAA-CREF Life Funds Prospectus	29

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

The funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a fund’s growth investing or value investing style falls out of favor with investors for a period of time.

The funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The funds that are managed according to a value investment style are subject to:

•

Risks of Value Investing—The risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall market for a long period of time while the market concentrates on growth stocks.

The index funds are subject to:

•

Index Risk—This is the risk that a fund’s performance will not match its index for any period of time. Although each index fund attempts to closely track the investment performance of its respective index, an index fund may not duplicate the exact composition of its index. In addition, unlike a fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an index fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the index funds can guarantee that its performance will match its index for any period of time.

30	Prospectus TIAA-CREF Life Funds

Risks of Investing in Fixed- Income and Money Market Securities

An investment in fixed-income or money market securities will be subject to the following principal investment risks described below:

•

Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a fund to lose its investment in the security.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a fund can result in losses to investors in the fund.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, a fund would likely have to reinvest the payoff proceeds at

TIAA-CREF Life Funds Prospectus	31

current yields, which are likely to be lower than the fixed-income securities in which the fund originally invested.

MORE ABOUT BENCHMARKS AND OTHER INDICES

Please keep in mind that the indices described below are not mutual funds, and that you cannot invest directly in these indices.

Russell 1000® Growth Index

This is the benchmark index for the Growth Equity Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2006, the market capitalization of companies in the Russell 1000® Growth Index ranged from $1.2 billion to $464 billion, with a mean market capitalization of $74.0 billion and a median market capitalization of $5.6 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and forecasted long-term growth rate, and can change its composition at any time.

S&P 500® Index

This is the benchmark index for the Growth & Income Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

MSCI EAFE® Index

This is the benchmark index for the International Equity Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading

32	Prospectus TIAA-CREF Life Funds

volume) are selected until approximately 85% of the free float adjusted market representation of each industry is reached. MSCI country indices capture approximately 85% of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65% of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

Russell 1000® Value Index

This is the benchmark for the Large-Cap Value Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2006 the market capitalization of companies in the Russell 1000® Value Index ranged from $1.3 billion to $464 billion, with a mean market capitalization of $111.9 billion and a median market capitalization of $5.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and forecasted long-term growth rate, and can change its composition at any time.

Russell 2000® In dex

This is the benchmark for the Small-Cap Equity Fund. The Russell 2000® Index includes the smallest 2,000 securities in the Russell 3000® Index. As of December 31, 2006 the market capitalization of companies in the Russell 2000® Index ranged from $68 million to $3 billion, with a mean market capitalization of $1.2 billion and a median market capitalization of $657 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

Russell 3000® Index

This is the benchmark for the Stock Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2006, the market capitalization of

TIAA-CREF Life Funds Prospectus	33

companies in the Russell 3000® Index ranged from $68 million to $464 billion, with a mean market capitalization of $85 billion and a median market capitalization of $1.1 billion. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

Dow Jones Wilshire R eal Estate Securities Index

This is the benchmark for the Real Estate Securities Fund. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The Dow Jones Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, net lease REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

Lehm an Brothers U.S. Aggregate Index

This is the benchmark for the Bond Fund. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities and asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 7,158 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Lehman Brothers U.S. Aggregate Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

ADDITIONAL INVESTM ENT STRATEGIES

The funds may invest in short-term money market debt securities and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The funds also may invest up to 20% of their total assets in fixed-income securities. The funds may also manage cash by investing in money market funds or other short-term investment company securities.

Each fund may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities,

34	Prospectus TIAA-CREF Life Funds

(2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. Where appropriate futures contracts do not exist, or if the funds deem advisable for other reasons, the funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The funds may also use ETFs for purposes other than cash management, including gaining exposure to certain sectors or securities that are represented by ownership in ETFs. When the funds invest in ETFs or other investment companies, the funds bear a proportionate share of expenses charged by the investment company in which they invest. To manage currency risk, these funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund’s investment objective and restrictions.

PORTFOLI O HOLDINGS

A description of the funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the funds’ SAI.

PORTFOLI O TURNOVER

A fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses and other transaction costs borne by a fund and, ultimately, by shareholders. None of the funds are subject to a specific limitation on portfolio turnover, and securities of each fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed funds will have higher portfolio turnover rates than the index funds. Also, certain trading strategies utilized by the fixed-income funds may increase portfolio turnover. The portfolio turnover rates of the funds during recent fiscal periods are included below under “Financial Highlights.”

FUND MANAGEMENT

Teachers Advisors, Inc. (“Advisors”) manages the TIAA-CREF Life Funds’ assets, under the supervision of the Board of Trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Advisors is registered with the Securities and

TIAA-CREF Life Funds Prospectus	35

Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. The specialized portfolio management teams of Advisors who manage the funds also manage the investments of TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds, and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the investment accounts of the College Retirement Equities Fund (“CREF”). Advisors is located at 730 Third Avenue, New York, New York 10017.

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund. The management fees received by Advisors for the fiscal year ended December 31, 2006 were:

Management Fees
Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%
Bond Fund	0.10%
Money Market Fund	0.06%

Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

The Board of Trustees is responsible for the initial approval and annual renewal of the TIAA-CREF Life Funds’ investment management agreement with Advisors. A discussion regarding the basis for the most recent Board of Trustees’ approval of the TIAA-CREF Life Funds’ investment management agreement is available in the TIAA-CREF Life Funds’ Semi-Annual Report to shareholders for the six-month period ended June 30, 2006. For a free copy, please call 800 223-1200, visit the funds’ website at www.tiaa-cref.org, or visit the SEC’s website at www.sec.gov.

36	Prospectus TIAA-CREF Life Funds

PORTFOLIO MANAGEM ENT TEAMS

Each fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the fund, with expertise in the area(s) applicable to the fund’s investments. The following is a list of members of the management teams primarily responsible for managing each fund’s investments, along with their relevant experience. The members of each team may change from time to time.

GROWTH EQUITY FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Susan Hirsch Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; Jennison Associates – 2000 to 2005	2005	1975	2005

Gregory B. Luttrell, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	1991	1985	2002

GROWTH & INCOME FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Susan Kempler Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; Citigroup Asset Management – 1997 to 2005	2005	1987	2005

William Riegel, CFA Managing Director	Portfolio Risk Management	Teachers Advisors, Inc., TIAA and its affiliates – 1999 to Present	1999	1979	2007

TIAA-CREF Life Funds Prospectus	37

INTERNATIONAL EQUITY FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Shigemi (Amy) Hatta Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2002 to Present; Merrill Lynch & Co., Inc. 2000 to 2001.	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1993 to Present	1993	1987	2000

LARGE-CAP VALUE FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	1997	1991	2002

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present; Jennison Associates – 2000 to 2004	2004	1987	2004

SMALL-CAP EQUITY FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Michael S. Shing, CFA Managing Director	Quantitative Management Portfolio	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present; Barclays Global Investors – 1993 to 2004	2004	1990	2006

38	Prospectus TIAA-CREF Life Funds

STOCK INDEX FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; Mellon Capital Management – 1997 to 2005	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present; Mellon Transition Management Services – 2001 to 2004	2004	1987	2004

SOCIAL CHOICE EQUITY FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; Mellon Capital Management – 1997 to 2005	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present; Mellon Transition Management Services – 2001 to 2004	2004	1987	2004

REAL ESTATE SECURITIES FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
David Copp Director	Stock Selection – REITs	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; RBC Capital Markets – 2002 to 2005; Robertson Stephens – 1999 to 2002	2005	1996	2005

Thomas M. Franks, CFA Managing Director	Portfolio Risk Management	Teachers Advisors, Inc., TIAA and its affiliates – 2001 to Present	2001	1997	2006

Brendan W. Lee Associate	Stock Selection – REITs	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present; Cliffwood Partners, LLC – 1998 to 2006	2006	1998	2006

TIAA-CREF Life Funds Prospectus	39

BOND FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
John M. Cerra Managing Director	Fixed-Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1985 to Present	1985	1985	2003

Richard W. Cheng Director	Fixed-Income Security Selection/Trading – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	1997	1991	2003

Stephen Liberatore, CFA Managing Director	Fixed-Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present; Nationwide Mutual Insurance Company – 2003 to 2004; Protective Life Corporation – 1999 to 2002	2004	1994	2004

Steven Raab, CFA Director	Fixed-Income Security Selection/Trading – MB, CMBS & ABS	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	1991	1991	2004

MONEY MARKET FUND
			Total Experience (since dates specified below)
Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Michael F. Ferraro, CFA Director	Fixed-Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	1998	1974	2003

The funds’ SAI provides additional disclosure about the compensation structure of each of the funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the funds they manage.

PRICING O F FUND SHARES

We determine the net asset value (“NAV”) per share (share price) of a fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). We will not price fund shares on days that the NYSE is closed. We compute a fund’s NAV by dividing the value of a fund’s assets, less its liabilities, by the number of outstanding shares of that fund.

40	Prospectus TIAA-CREF Life Funds

If a fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or redeem fund shares.

For funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in accordance with procedures adopted by the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund’s NAV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the time as of which a fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities, which could have an effect on a fund’s NAV.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we believe the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected fund to the detriment of long-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market prices.

Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we believe the last market quotation is not readily available or we believe it does not represent the fair value of that security.

Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

TIAA-CREF Life Funds Prospectus	41

To calculate the Money Market Fund’s NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

OFFERING, PURCHASING AN D REDEEMING SHARES

Shares of the TIAA-CREF Life Funds are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the TIAA-CREF Life Funds. The separate account purchases and redeems shares of the appropriate fund at NAV without sales or redemption charges.

For each day on which the TIAA-CREF Life Funds’ NAV is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of a fund at the fund’s NAV per share calculated as of that same day.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are separate account contractowners who may try to profit from transferring money back and forth among the accounts investing in the funds, in an effort to “time” the market. As money is shifted in and out of the funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are ultimately borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for funds invested primarily in foreign securities, such as the International Equity Fund.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, the separate accounts investing in the funds may not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of investment accounts holding shares of the International Equity Fund between 2:30 p.m. and 4:00 p.m. Eastern

42	Prospectus TIAA-CREF Life Funds

Time on business days. All those transfer requests should be rejected. Similarly, any instructions to change or cancel a previously submitted request should be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the NYSE is earlier than 2:30 p.m., the restrictions on these electronic transactions should begin at the market close. We have the right to modify our policy at any time without advance notice.

We also fair value price our international portfolio securities when necessary to assure that the fund prices accurately reflect the value of the portfolio securities held by the funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

In addition to these specific policies, we can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. Because we have discretion in applying this policy, it is possible that similar transfer activity could be handled differently because of the surrounding circumstances.

The funds seek to apply their market timing policies and procedures uniformly to all fund shareholders. No exceptions are currently made with respect to these policies and procedures.

The funds are not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in these funds.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the separate account or their agents will be able to identify such contractowners or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of fund shares held by accounts of long-term contractowners, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

DIVIDENDS, DISTRIB UTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the funds may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.

The funds expect to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of their net investment income and net realized capital gains.

TIAA-CREF Life Funds Prospectus	43

Each of the funds other than the Money Market Fund will normally distribute dividends and capital gains annually. The Money Market Fund will distribute dividends monthly, although these dividends will be calculated and declared daily. In addition, each fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

Each fund intends to qualify for taxation as a “regulated investment company” under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the funds intend to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

GENERAL MAT TERS

VOTING RIGHTS

We may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.

ELECTR ONIC PROSPECTUSES

If you received this or the contract prospectus electronically and would like paper copies, please call 800 223-1200, and we will send paper copies to you.

CUSTOME R COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

HOUSEHOL DING

To lower costs and eliminate duplicate documents sent to your home, we will mail only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 223-1200, or write us.

44	Prospectus TIAA-CREF Life Funds

IMPORTANT INF ORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person or entity who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security numbers and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

FINANCIAL HIGH LIGHTS

Presented below is a financial highlights table for the TIAA-CREF Life Funds. The financial highlights table is intended to help you understand the financial performance of the TIAA-CREF Life Funds for the past five years (or, if a fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The expenses reflected in this table do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the funds. If those fees were included, the expenses would be higher and your returns would have been lower. The information for the fiscal years ended December 31, 2006 and 2005 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm, whose report—along with the financial statements—is included in the TIAA-CREF Life Funds’ most recent annual report, which is available without charge upon request. Information reported for fiscal periods prior to 2005 was audited by the former funds’ independent registered public accounting firm for the TIAA-CREF Life Funds.

TIAA-CREF Life Funds Prospectus	45

Financial highlights	TIAA-CREF Life Funds

	Growth Equity Fund
	For the Years Ended December 31,
	2006	2005		2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23	$13.58		$12.88	$10.15	$14.60
Gain (loss) from investment operations:
Net investment income(a)	0.11	0.09		0.12	0.09	0.07
Net realized and unrealized gain (loss) on total investments	0.69	0.65		0.70	2.78	(4.45)
Total gain (loss) from investment operations	0.80	0.74		0.82	2.87	(4.38)
Less distributions from:
Net investment income	(0.12)	(0.09)		(0.12)	(0.14)	(0.07)
Total distributions	(0.12)	(0.09)		(0.12)	(0.14)	(0.07)
Net asset value, end of period	$14.91	$14.23		$13.58	$12.88	$10.15

TOTAL RETURN	5.62%	5.43%		6.39%	28.30%	(30.01)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,180	$29,517		$28,282	$28,319	$40,537
Ratio of expenses to average net assets before expense waiver	0.25%	0.26	%(c)	0.25%	0.25%	0.43	%(b)
Ratio of expenses to average net assets after expense waiver	0.25%	0.26	%(c)	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.79%	0.66%		0.95%	0.82%	0.61%
Portfolio turnover rate	98%	106%		79%	78%	54%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

46	Prospectus TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Growth & Income Fund
For the Years Ended December 31,
2006	2005	2004	2003	2002

$21.56	$20.49	$18.93	$15.22	$20.28

0.37	0.29	0.32	0.23	0.21

3.26	1.06	1.56	3.79	(5.07)

3.63	1.35	1.88	4.02	(4.86)

(0.37)	(0.28)	(0.32)	(0.31)	(0.20)
(0.37)	(0.28)	(0.32)	(0.31)	(0.20)
$24.82	$21.56	$20.49	$18.93	$15.22

16.85%	6.57%	9.94%	26.39%	(23.95)%

$59,798	$51,627	$47,748	$44,403	$51,553

0.23%	0.23%	0.23%	0.23%	0.41	%(b)

0.23%	0.23%	0.23%	0.23%	0.23%
1.63%	1.41%	1.66%	1.41%	1.18%
119%	205%	85%	137%	112%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds Prospectus	47

Financial highlights	TIAA-CREF Life Funds

	International Equity Fund

	For the Years Ended December 31,
	2006	2005		2004	2003	2002
SELECTED PER SHARE DATA
Net asset value, beginning of period	$19.54	$17.25		$14.93	$10.76	$12.88
Gain (loss) from investment operations:
Net investment income(a)	0.35	0.31		0.29	0.26	0.20
Net realized and unrealized gain (loss) on total investments	5.50	2.28		2.35	4.15	(2.06)
Total gain (loss) from investment operations	5.85	2.59		2.64	4.41	(1.86)
Less distributions from:
Net investment income	(0.38)	(0.30)		(0.32)	(0.24)	(0.19)
In excess of net investment income	—	—		—	—	(0.07)
Net realized gains	—	—		—	—	—
Total distributions	(0.38)	(0.30)		(0.32)	(0.24)	(0.26)
Net asset value, end of period	$25.01	$19.54		$17.25	$14.93	$10.76

TOTAL RETURN	29.95%	15.01%		17.72%	41.06%	(14.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$111,142	$72,597		$52,151	$47,879	$33,738
Ratio of expenses to average net assets before expense waiver	0.29%	0.31	%(c)	0.29%	0.29%	0.49	%(b)
Ratio of expenses to average net assets after expense waiver	0.29%	0.31	%(c)	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	1.59%	1.75%		1.87%	2.15%	1.68%
Portfolio turnover rate	146%	153%		158%	139%	53%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.02% of overdraft charges included in interest expense.
(d)	Includes 0.01% of overdraft charges included in interest expense.
(e)	The percentages shown for this period are not annualized.

48	Prospectus TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Large-Cap Value Fund
For the Years Ended December 31,					For the Period October 28, 2002 (effective date of SEC registration) to December 31, 2002 (e)	For the Period September 4, 2002 (commencement of operations) to December 31, 2002 (e)
2006	2005		2004	2003

$32.04	$33.07		$31.62	$24.84	$24.60	$25.00

0.64	0.72		0.74	0.60	0.12	0.17

6.26	0.95		5.82	7.65	0.28	(0.17)

6.90	1.67		6.56	8.25	0.40	—

(0.61)	(0.70)		(0.67)	(0.57)	(0.16)	(0.16)
—	—		—	—	—	—
(2.31)	(2.00)		(4.44)	(0.90)	—	—
(2.92)	(2.70)		(5.11)	(1.47)	(0.16)	(0.16)
$36.02	$32.04		$33.07	$31.62	$24.84	$24.84

21.58%	4.94%		20.76%	33.23%	1.63%	0.01%

$66,917	$49,028		$42,428	$29,760	$20,178	$20,178

0.24%	0.25	%(d)	0.24%	0.24%	0.04%	0.08%

0.24%	0.25	%(d)	0.24%	0.24%	0.04%	0.08%

1.83%	2.17%		2.23%	2.19%	0.46%	0.69%
102%	112%		149%	159%	70%	94%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds Prospectus	49

Financial highlights	TIAA-CREF Life Funds

	Small-Cap Equity Fund
	For the Years Ended December 31,					For the Period October 28, 2002 (effective date of SEC registration) to December 31, 2002 (d)	For the Period September 4, 2002 (commencement of operations) to December 31, 2002 (d)
	2006	2005		2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$30.02	$33.43		$32.98	$24.63	$23.94	$25.00
Gain (loss) from investment operations:
Net investment income(a)	0.37	0.33		0.39	0.39	0.08	0.13
Net realized and unrealized gain (loss) on total investments	4.95	1.30		6.17	11.71	0.73	(0.38)
Total gain (loss) from investment operations	5.32	1.63		6.56	12.10	0.81	(0.25)
Less distributions from:
Net investment income	(0.38)	(0.37)		(0.39)	(0.36)	(0.12)	(0.12)
Net realized gains	(2.84)	(4.67)		(5.72)	(3.39)	—	—
Total distributions	(3.22)	(5.04)		(6.11)	(3.75)	(0.12)	(0.12)
Net asset value, end of period	$32.12	$30.02		$33.43	$32.98	$24.63	$24.63

TOTAL RETURN	17.84%	4.58%		19.83%	48.95%	3.40%	(0.98)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$57,190	$45,332		$42,194	$34,459	$20,044	$20,044
Ratio of expenses to average net assets before expense waiver	0.10%	0.12	%(c)	0.10%	0.10%	0.02%	0.03%
Ratio of expenses to average net assets after expense waiver	0.10%	0.12	%(c)	0.10%	0.10%	0.02%	0.03%
Ratio of net investment income to average net assets	1.12%	1.01%		1.13%	1.32%	0.32%	0.55%
Portfolio turnover rate	246%	400%		221%	237%	43%	57%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.02% of overdraft charges included in interest expense.
(d)	The percentages shown for this period are not annualized.

50	Prospectus TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Stock Index Fund

For the Years Ended December 31,
2006	2005	2004	2003	2002

$27.45	$26.31	$23.93	$18.86	$24.45

0.51	0.46	0.46	0.35	0.33
3.77	1.14	2.38	5.47	(5.56)
4.28	1.60	2.84	5.82	(5.23)

(0.52)	(0.46)	(0.45)	(0.36)	(0.36)
(0.27)	—	(0.01)	(0.39)	—
(0.79)	(0.46)	(0.46)	(0.75)	(0.36)
$30.94	$27.45	$26.31	$23.93	$18.86

15.62%	6.04%	11.89%	30.85%	(21.38)%

$171,015	$152,936	$143,222	$118,320	$88,779
0.06%	0.06%	0.06%	0.06%	0.26	%(b)
0.06%	0.06%	0.06%	0.06%	0.07%
1.75%	1.73%	1.88%	1.68%	1.56%
14%	8%	12%	26%	9%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds Prospectus	51

Financial highlights	TIAA-CREF Life Funds

	Social Choice Equity Fund

	For the Years Ended December 31,
	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$24.02	$22.75	$20.60	$16.09	$20.61
Gain (loss) from investment operations:
Net investment income(a)	0.43	0.38	0.39	0.29	0.26
Net realized and unrealized gain (loss) on total investments	3.08	1.24	2.16	4.54	(4.52)
Total gain (loss) from investment operations	3.51	1.62	2.55	4.83	(4.26)
Less distributions from:
Net investment income	(0.43)	(0.35)	(0.40)	(0.32)	(0.26)
Net realized gains	(0.16)	—	—	—	—
Total distributions	(0.59)	(0.35)	(0.40)	(0.32)	(0.26)
Net asset value, end of period	$26.94	$24.02	$22.75	$20.60	$16.09

TOTAL RETURN	14.64%	7.11%	12.39%	30.03%	(20.68)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$35,931	$32,557	$27,605	$26,510	$22,683
Ratio of expenses to average net assets before expense waiver	0.07%	0.07%	0.07%	0.07%	0.34	%(b)
Ratio of expenses to average net assets after expense waiver	0.07%	0.07%	0.07%	0.07%	0.17%
Ratio of net investment income to average net assets	1.69%	1.63%	1.82%	1.64%	1.43%
Portfolio turnover rate	19%	8%	5%	15%	27%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.04% of overdraft charges included in interest expense.
(d)	The percentages shown for this period are not annualized.

52	Prospectus TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Real Estate Securities Fund
For the Years Ended December 31,					For the Period October 28, 2002 (effective date of SEC registration) to December 31, 2002 (d)	For the Period September 4, 2002 (commencement of operations) to December 31, 2002 (d)
2006	2005		2004	2003

$30.98	$33.89		$30.00	$24.48	$23.67	$25.00

0.82	0.96		1.45	1.54	0.25	0.44
9.63	1.51		8.40	8.24	0.91	(0.61)
10.45	2.47		9.85	9.78	1.16	(0.17)

(1.09)	(1.38)		(1.26)	(1.39)	(0.31)	(0.31)
(2.30)	(4.00)		(4.70)	(2.87)	(0.04)	(0.04)
(3.39)	(5.38)		(5.96)	(4.26)	(0.35)	(0.35)
$38.04	$30.98		$33.89	$30.00	$24.48	$24.48

34.05%	7.19%		32.98%	39.96%	4.94%	(0.65)%

$104,705	$70,659		$63,899	$35,311	$20,194	$20,194
0.25%	0.29	%(c)	0.25%	0.25%	0.04%	0.08%

0.25%	0.29	%(c)	0.25%	0.25%	0.04%	0.08%
2.30%	2.80%		4.41%	5.32%	1.03%	1.80%
117%	239%		315%	189%	100%	117%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds Prospectus	53

Financial highlights	TIAA-CREF Life Funds

	Bond Fund
	For the Years Ended December 31,			For the Period July 8, 2003 (commencement of operations/ effective date of SEC registration) to December 31, 2003 (b)
	2006	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of period	$24.44	$24.88	$24.74	$25.00
Gain (loss) from investment operations:
Net investment income(a)	1.21	1.10	0.95	0.40
Net realized and unrealized gain (loss) on total investments	(0.06)	(0.48)	0.09	(0.24)
Total gain from investment operations	1.15	0.62	1.04	0.16
Less distributions from:
Net investment income	(1.18)	(1.06)	(0.90)	(0.40)
Net realized gains	—	—	—	(0.02)
Total distributions	(1.18)	(1.06)	(0.90)	(0.42)
Net asset value, end of period	$24.41	$24.44	$24.88	$24.74

TOTAL RETURN	4.70%	2.51%	4.21%	0.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$71,761	$66,434	$58,375	$50,018
Ratio of expenses to average net assets	0.10%	0.10%	0.10%	0.05%
Ratio of net investment income to average net assets	4.88%	4.35%	3.78%	1.63%
Portfolio turnover rate	76%	78%	103%	272%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	Amount represents less than $0.01 per share.

N/A—Not Applicable

54	Prospectus TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Money Market Fund
For the Years Ended December 31,			For the Period July 8, 2003 (commencement of operations/ effective date of SEC registration) to December 31, 2003 (b)
2006	2005	2004

$1.00	$1.00	$1.00	$1.00

0.05	0.03	0.01	0.00	(c)
—	—	—	—
0.05	0.03	0.01	0.00	(c)

(0.05)	(0.03)	(0.01)	0.00	(c)
—	—	—	—
(0.05)	(0.03)	(0.01)	0.00	(c)
$1.00	$1.00	$1.00	$1.00

5.10%	3.25%	1.34%	0.49%

$53,894	$37,185	$26,371	$20,824
0.06%	0.06%	0.06%	0.03%
4.99%	3.24%	1.35%	0.46%
N/A	N/A	N/A	N/A

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds Prospectus	55

For more information about TIAA-CREF Life Funds

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports. The TIAA-CREF Life Funds’ annual and semi-annual reports provide additional information about the funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during the last fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports without charge in any of the following ways:

By telephone:

Call 800-223-1200

In writing:

730 Third Avenue

New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (call 202 551-8090 for more information) in Washington, D.C. The reports and other information are also available through the SEC’s internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 800 223-1200.

May 1, 2007

SEC File Nos.

333-61759

811-08961

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE FUNDS

MAY 1, 2007

Growth Equity Fund Growth & Income Fund International Equity Fund Large-Cap Value Fund Small-Cap Equity Fund	Stock Index Fund Social Choice Equity Fund Real Estate Securities Fund Bond Fund Money Market Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the TIAA-CREF Life Funds. This SAI is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds’ prospectus dated May 1, 2007 (the “prospectus”). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 800 223-1200. Terms used in the prospectus are incorporated into this SAI. Certain financial information included in the TIAA-CREF Life Funds’ Annual Report, including management’s discussion of fund performance, is incorporated by reference into this SAI. You can request a copy of the report without charge by calling 800 223-1200.

Not all of the funds listed above may be available to you under your variable insurance contract. Check your contract and any endorsements for fund availability.

The audited financial statements of the TIAA-CREF Life Funds for the fiscal year ended December 31, 2006 are incorporated into this SAI by reference to the funds’ Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report upon request.

Table of Contents

B-2	Investment Policies, Strategies and Restrictions
B-18	Disclosure of Portfolio Holdings
B-19	Management of the Funds
B-24	Proxy Voting Policies
B-24	Principal Holders of Securities
B-24	Investment Advisory and Other Services
B-25	Information About the Funds’ Portfolio Management Teams
B-27	History and Description of the Funds
B-27	Valuation of Assets

B-29	Brokerage Allocation
B-31	Directed Brokerage
B-31	Tax Status
B-32	Underwriters
B-32	Legal Matters
B-32	Experts
B-32	Other Information
B-32	Financial Statements
B-33	Appendix A—TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS

The following information is intended to supplement the description of the investment objective and policies of each fund in the prospectus. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund’s fundamental policies may not be changed without the vote of a majority of the fund’s outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in “Non-Principal Investment Strategies and Risk Considerations” below, may be changed by the TIAA-CREF Life Funds’ board of trustees (the “Board” or “Board of Trustees”) at any time.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:

1.	The fund will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.

The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the fund’s total assets taken at market value at the time of borrowing);

3.	The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The fund will not purchase real estate or mortgages directly;

6.	The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and
7.	The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each fund (other than the Stock Index Fund):

8.

The fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of each fund (other than the Real Estate Securities Fund):

9.	The fund will not invest in an industry if after giving effect to that investment the fund’s holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

The following restriction is a fundamental policy of the Stock Index Fund:

10.

The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.

The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry.

B-2	Statement of Additional Information TIAA-CREF Life Funds

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

General

Non-Equity Investments of the Equity Funds. The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, and Social Choice Equity Funds invest primarily in equity securities. These equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. Pending more permanent investments or to use cash balances effectively, these equity funds can hold the same types of money market instruments as the Money Market Fund invests in (as described in the prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

When market conditions warrant, the equity funds can invest directly in debt securities similar to those the Bond Fund may invest in. The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The equity funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.

These investments and other fund investment strategies are discussed in detail below.

Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the TIAA-CREF Life Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the fund’s investment objective and policies. Under normal circumstances, each fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the fund’s investment objective and policies and to meet operating expenses. To the extent that a fund holds cash or invests in money market instruments, it may not achieve its investment objective.

Options and Futures

The funds (other than the Money Market Fund) can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission (“CFTC”). We do not intend to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes.

Options and futures transactions may increase a fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Options. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the funds may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

The funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as

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the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund’s portfolio of securities. To the extent that a fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the funds (other than the Money Market Fund) may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment, which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the funds usually will be liquidated in this manner, the funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a fund. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the funds may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the funds can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the funds upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value.

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Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a fund may elect to close the position by taking an opposite position that will operate to terminate the fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. The funds will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to correctly predict movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund’s portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The funds may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that the funds enter into non-hedging positions, they will do so only in accordance with certain CFTC exemptive provisions that permit the funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Firm commitment agreements and purchase of “when-issued” securities

The funds can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be relatively infrequent. When a fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts,” below.

Securities lending

Subject to the funds’ fundamental investment policies relating to loans of portfolio securities set forth above, the funds may lend their securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC, and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100% of the market value of the loaned securities), as reviewed daily.

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By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of Teachers Insurance and Annuity Association of America (“TIAA”). The funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The funds may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Borrowing and Lending Among Affiliates

A number of TIAA-CREF Life Funds participate in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain Accounts or Funds of the College Retirement Equities Fund, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Mutual Funds and TIAA Separate Account VA-1, each of which is managed by Advisors , or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by Advisors. Interest associated with any borrowing under the facility will be charged to Advisors at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

Preferred stock

The funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives.

Illiquid securities

The funds can invest up to 15% (10% in the case of the Money Market Fund) of their net assets (taken at current value) in investments that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities and it may be difficult for the fund to dispose of illiquid securities promptly or to sell such securities for their fair market value.

Restricted securities

The funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional buyers in reliance upon Rule 144A under the 1933 Act. However, purchases by a fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees may from time to time determine the liquidity of restricted securities.

Repurchase agreements

Repurchase agreements are one of several short-term vehicles the funds can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, a fund retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund’s seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap transactions

The funds (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve

B-6	Statement of Additional Information TIAA-CREF Life Funds

“swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, the funds may be able to protect the value of a portion of their portfolios against declines in market value. The funds may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize a fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund’s custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid securities” above.

To the extent that there is an imperfect correlation between a fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase a fund’s financial risk. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

Segregated accounts

In connection with when-issued securities, firm commitments and certain other transactions in which any of the funds incur an obligation to make payments in the future, the fund involved may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.

Investment companies

Subject to certain exceptions, under the 1940 Act each fund can invest up to 5% of the value of its total assets in any single investment company and up to 10% of the value of its total assets in all other investment companies in the aggregate. No fund can hold more than 3% of the total outstanding voting stock of any single investment company. When a fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the funds may invest in other investment companies such as exchange-traded funds (“ETFs”).

Borrowing

Each fund can borrow money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. Each fund can also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

Currency transactions

The value of a fund’s assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale

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resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a fund’s assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The funds generally will not enter into forward contracts with terms longer than one year.

Foreign investments

As described more fully in the Prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing, financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund’s portfolio and the fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

B-8	Statement of Additional Information TIAA-CREF Life Funds

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the fund’s investments in those countries. The economies of some countries differ unfavorably from the United States’ economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation (i.e., remitting back to the U.S.) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders.

Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria, it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the “World Bank”) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, some countries in which the funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement will likely make the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

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Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investments in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 13 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 13 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization, privatization across all industries, from agricultural products to telecommunications.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Thirteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

The EU has the largest economy in the world according to the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Investments in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt

B-10	Statement of Additional Information TIAA-CREF Life Funds

crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. Argentina’s recent bankruptcy and the spreading financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Investments in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefore, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Over the last few years, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan’s economic recovery, which set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy starts to grow again, they are achieving improved profitability and earnings growth.

Investments in Asia other than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the EU.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the

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free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

Depositary Receipts. The equity funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD’s national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Debt instruments generally

A debt instrument held by a fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. Nationally recognized statistical ratings organizations’ (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.

B-12	Statement of Additional Information TIAA-CREF Life Funds

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high yield” or “junk” bonds. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the funds’ net asset value (“NAV”). In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

Any debt instrument, no matter its initial rating may, after purchase by a fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The funds (other than the Money Market Fund) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The fund have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the fund. Such participation may subject the fund to expenses such as legal fees and may make the fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the fund on such committees also may expose the fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the fund’s rights as a creditor or to protect the value of securities held by the fund.

Corporate Debt Securities. A fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to

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their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent a fund is required to liquidate thinly-traded securities, the fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a fund to pay distributions, the fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Some of the funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development bank and the Inter-American Development Bank.

The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

A fund can invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Be -

B-14	Statement of Additional Information TIAA-CREF Life Funds

cause of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

Structured or Indexed Securities. Some of the funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

A fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

A fund may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit

TIAA-CREF Life Funds Statement of Additional Information	B-15

(i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”) are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant fund, the maturity of each of

B-16	Statement of Additional Information TIAA-CREF Life Funds

these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the funds may invest in asset-backed securities that are unrelated to mortgage loans. To date, several types of asset-backed securities have been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Mortgage Dollar Rolls. Some of the funds may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the funds treat mortgage rolls as a financing transaction.

Real Estate Securities. As described more fully in the prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean up of environmental problems.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage

TIAA-CREF Life Funds Statement of Additional Information	B-17

REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

Other investment techniques and opportunities

The funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the fund’s portfolio.

Portfolio turnover

The transactions a fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

For the year ended December 31, 2006, the portfolio turnover rate of some of the TIAA-CREF Life Funds changed significantly from portfolio turnover rates in 2005 as a result of a variety of factors. In particular, the Growth & Income Fund portfolio turnover rate decreased to 119% for 2006, as compared with 205% for the same period in 2005, primarily as a result of repositioning of the fund’s portfolio by its new portfolio manager and fewer cash flows out of the fund. The Small-Cap Equity Fund portfolio turnover rate decreased to 246% for 2006, as compared with 400% for the same period in 2005, primarily because the model underlying the fund and the portfolio construction process were improved to capture information quickly and use it effectively to reduce turnover rate. In addition, the fund’s cash management process improved, which also reduced turnover rate. In addition, the Real Estate Securities Fund portfolio turnover rate decreased to 117% for 2006, as compared with 239% for the same period in 2005, primarily as a result of repositioning of the fund’s portfolio by its new portfolio management team. The new portfolio management team’s portfolio construction resulted in less trading and more long-term holdings.

The portfolio turnover rates of the other funds did not change significantly from 2005 to 2006.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures governing the disclosure by the funds and Advisors of fund portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all fund shareholders. As a threshold matter, except as described below, the funds and Advisors will not disclose the funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The funds will disclose their portfolio holdings to all third parties who request it after that period. In addition, the funds and Advisors may disclose the ten largest holdings of any fund to third parties ten days after the end of the calendar month.

The funds and Advisors may disclose the funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

fund holdings in any particular security can be made available to stock exchanges or regulators, and fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

•	fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement in which the organization agrees not to trade on the information.

•

fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of fund portfolio holding information to that third party is:

•	approved by an individual holding the title of Executive Vice President or above;

•	approved by an individual holding the title of Chief Counsel or above; and

•	subject to a written confidentiality agreement in which the third party agrees not to trade on the information.

On an annual basis, the Board of Trustees and the board of directors of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Board’s review and approval.

Currently, the funds have ongoing arrangements to disclose, in accordance with the time restrictions and all other provisions of the funds’ portfolio holdings disclosure policy, the portfolio holdings of the funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Russell/Mellon Analytical Services; Standard & Poor’s, a division of The McGraw-Hill

B-18	Statement of Additional Information TIAA-CREF Life Funds

Companies, Inc.; The Thomson Corporation; and Bloomberg L.P. Each of these entities receives portfolio holdings information on a quarterly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the funds.

In addition, occasionally the funds and Advisors disclose to certain broker-dealers a fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the funds’ portfolio management and trading strategies. These disclosures are done in accordance with the funds’ portfolio holdings disclosure policy.

The funds send summaries of their portfolio holdings to shareholders semi-annually as part of the funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the funds’ policy as stated above, by writing to us at TIAA-CREF Life Funds, P.O. Box 4674, New York, NY 10164.

MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES

The Board of Trustees oversees the TIAA-CREF Life Funds’ business affairs and is responsible for major decisions about its investment objectives and policies. The Board delegates the day-to-day management of the funds to Advisors and its officers (see below). The Board meets periodically to review the funds’ activities, contractual arrangements with companies that provide services to the funds, and the performance of their investment portfolios.

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

The following table includes certain information about the TIAA-CREF Life Funds’ trustees and officers including positions held with the funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the funds’ disinterested trustees and the second table includes information about the funds’ officers. The funds have no interested trustees.

TIAA-CREF Life Funds Statement of Additional Information	B-19

DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with funds	Term of office and length of time served	Principal occupation(s)	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired. Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation, portfolio management team, GMO (2003–2005).	66	Director and member of the Investment Committee, the Maine Coast Heritage Trust and the Boston Athenaeum; and Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace.
Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	66	None
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	66	None
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Chairman of the Board, Trustee	Indefinite term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997–June 2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993–1997).	66	Director and Chairman of the Investment Committee of the Okabena Company (financial services).
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001); and Chief Executive Officer (1995–2001), President (1991–2000) and Chief Operating Officer (1989–1995) of that firm.	66	Director, J Sainsbury plc (food retailer), Prudential plc, Scottish & Newcastle plc (brewer) (since April 2007), and International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994–2000 and 2001–2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996); and Program Director, National Bureau of Economic Research (since 1990).	66	The Jeffrey Company (unregistered investment company).
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research, University of Texas at Austin (2001–2002); Associate Director for Research, the Center for International Business Education and Research, University of Texas at Austin (2000–2003); and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).	66	None

B-20	Statement of Additional Information TIAA-CREF Life Funds

OFFICERS

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/28/49	Vice President	One-year term. Vice President since 2004.	Vice President and Treasurer of TIAA, CREF and TIAA Separate Account VA-1 (since 2004), Vice President (since 2004) and Treasurer (2004–2/2007) of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (these investment companies, along with CREF and TIAA Separate Account VA-1, are collectively referred to as the “TIAA-CREF Fund Complex”). Formerly, Second Vice President and Associate Treasurer (1998–2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. Principal Executive Officer and President since 2007.	Principal Executive Officer and President of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Mutual Funds”) (since 2/2007). Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1. Executive Vice President of the TIAA-CREF Mutual Funds (2006–2/2007). Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004–2006), Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2006).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Mutual Funds (since 2/2007). Funds Treasurer of TIAA (since 2006). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995–2005).
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003–2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).
E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/7/49	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 1999).
Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/20/57	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/17/53	Executive Vice President and General Counsel	One-year term. Executive Vice President and General Counsel since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).
Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/18/56	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999–2003); and Head and Deputy Head of Global Market Risk Management (1997–1999).
Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/4/57	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services (since 2003). Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003–2005); Director of TPIS, Tuition Financing and TIAA-CREF Life (2003–2006). Formerly, Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly Director, TIAA-CREF Life (2003–2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).
Eric C. Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 7/31/48	Vice President and Acting Chief Compliance Officer	One-year term. Vice President and Acting Chief Compliance Officer since 2005.	Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex (since 2005). Vice President of Investment Management and Advisors (since 2006). Formerly, Acting Chief Compliance Officer of Tuition Financing and Chief Compliance Officer, Advisors and Services (2005–2006); Vice President and Compliance Officer of TIAA (2004–2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private Banking Division, Comerica Incorporated (2001–2004); and Manager of Compliance and Regulatory Affairs, Investment Bank Division, Comerica Incorporated (1993–2001).

TIAA-CREF Life Funds Statement of Additional Information	B-21

OFFICERS—continued

Name, Address and Age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly, Senior Vice President, Pension Products (2003–2006), Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

EQUITY OWNERSHIP OF TIAA-CREF LIFE FUNDS TRUSTEES

The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Life Funds’ Trustees in the TIAA-CREF Life Funds and in all registered investment companies in the same “family of investment companies” as the TIAA-CREF Life Funds, as of December 31, 2006. The TIAA-CREF Life Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds), and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Forrest Berkley*	None	$50,001–$100,000
Eugene Flood, Jr.	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Bridget A. Macaskill	None	Over $100,000
James M. Poterba†	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks#	None	Over $100,000

*	Mr. Berkley was appointed to the Board of Trustees on September 19, 2006.

†	Prof. Poterba was appointed to the Board of Trustees effective April 3, 2006.

#	Dr. Starks was appointed to the Board of Trustees effective July 18, 2006.

COMPENSATION OF TIAA-CREF LIFE FUNDS’ TRUSTEES

The following table shows the compensation received from the TIAA-CREF Life Funds and the TIAA-CREF fund complex by each non-officer trustee for the year ended December 31, 2006. The funds’ officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds), and TIAA-CREF Mutual Funds, each a registered investment company.

DISINTERESTED TRUSTEES

Name of Person	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation Paid From TIAA-CREF Complex
Forrest Berkley[1,2]	$151.02	$123.38	$83,400.00
Willard T. Carleton[3]	$275.58	$180.28	$142,350.00
Eugene Flood, Jr.	$377.36	$241.97	$192,000.00
Howell E. Jackson	$347.64	$241.97	$182,600.00
Nancy L. Jacob	$528.75	$241.97	$238,800.00
Bevis Longstreth[2,3]	$281.36	$180.28	$144,300.00
Bridget A. Macaskill	$318.21	$241.97	$173,600.00
James M. Poterba[2,4]	$314.85	$183.17	$153,000.00
Maceo K. Sloan[2]	$380.33	$241.97	$192,600.00
Laura T. Starks[5]	$185.67	$122.81	$94,200.00
Ahmed H. Zewail[2,3]	$160.46	$180.28	$106,200.00

1	Mr. Berkley was appointed as trustee effective September 19, 2006.

2	This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $1,040,256.09, including interest, earned across the fund complex has been deferred for prior years’ service through December 31, 2006, for all current trustees who had elected to defer their compensation.

3	These are former trustees.

4	Prof. Poterba was appointed as a trustee effective April 3, 2006.

5	Dr. Starks was appointed as a trustee effective July 18, 2006.

B-22	Statement of Additional Information TIAA-CREF Life Funds

The Board has approved trustee compensation at the following rates effective January 1, 2007: an annual retainer of $50,000; a Board and committee meeting fee of $2,500; an annual long-term compensation contribution of $75,000; a committee chair fee of $10,000 ($15,000 for the Chairs of the Operations and Audit and Compliance Committees); a Board chair fee of $25,000; and an Operations and Audit and Compliance Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the needs to attract and retain well-qualified Board members.

The funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional CREF and TIAA annuity accounts chosen by the trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Life Funds’ operations:

(1)	An Audit and Compliance Committee (formerly called the “Audit Committee”), consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for financial and operational reporting, internal control and compliance with laws, regulations and ethics. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal written charter that is available upon request. During the fiscal year ended December 31, 2006, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkley, Ms. Macaskill and Prof. Poterba. Mr. Sloan serves as the audit committee financial expert.

(2)	An Investment Committee (formerly called the “Finance Committee”), which oversees the management of the TIAA-CREF Life Funds’ investments subject to appropriate oversight by the full Board of Trustees. During the fiscal year ended December 31, 2006, the Investment Committee held four meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Life Funds and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2006, the Corporate Governance and Social Responsibility Committee held ten meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, which generally is vested with full board powers between Board meetings on matters not specifically addressed by the full Board. During the fiscal year ended December 31, 2006, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Dr. Jacob (chair), Dr. Flood, Prof. Jackson, Prof. Poterba and Mr. Sloan.

(5)	A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain TIAA-CREF Life Funds’ officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended December 31, 2006, the Nominating and Governance Committee held eight meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood and Mr. Sloan.

(6)	An Operations Committee, consisting solely of independent trustees, which oversees operational matters of the TIAA-CREF Life Funds, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. This Committee was formed in July 2006 and held four meetings in the fiscal year ended December 31, 2006. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Dr. Jacob and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Life Funds. The Secretary’s address is: 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

TIAA-CREF Life Funds’ Board is responsible for overseeing the TIAA-CREF Life Funds’ corporate policies and for adhering to fiduciary standards under the 1940 Act. The Board is responsible for the initial approval and annual renewal of the TIAA-CREF Life Funds’ investment management agreement with Advisors. Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the TIAA-CREF Life Funds all of the services necessary for their ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services.

TIAA-CREF Life Funds Statement of Additional Information	B-23

PROXY VOTING POLICIES

The TIAA-CREF Life Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance-related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

The funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the funds, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, we have adopted special proxy voting policies for that fund. We will vote the shares of the portfolio companies held in the Social Choice Equity Fund consistent with the social criteria (or screens) considered by the fund in selecting companies for inclusion in its portfolio. In cases where we are asked to vote on social matters that are not covered under the fund’s screens, we will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors will seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

A report of proxies voted for the funds is made quarterly to the funds’ Board and/or the Corporate Governance and Social Responsibility Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

A record of all proxy votes cast for the funds for the twelve-month period ended June 30, 2006, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the funds’ proxy votes for the twelve-month period ending June 30, 2007, will become available on August 31, 2007.

PRINCIPAL HOLDERS OF SECURITIES

TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of each fund as of March 31, 2007:

Growth Equity Fund	0.00%
Growth & Income Fund	19.13%
International Equity Fund	24.67%
Large-Cap Value Fund	37.99%
Small-Cap Equity Fund	41.30%
Stock Index Fund	0.00%
Social Choice Equity Fund	32.83%
Real Estate Securities Fund	35.36%
Bond Fund	74.38%
Money Market Fund	0.00%

As of March 31, 2007, TIAA-CREF Life Separate Account VA-1 owned the following percentages of the shares of each fund:

Growth Equity Fund	96.82%
Growth & Income Fund	78.87%
International Equity Fund	74.01%
Large-Cap Value Fund	61.61%
Small-Cap Equity Fund	58.49%
Stock Index Fund	98.82%
Social Choice Equity Fund	66.12%
Real Estate Securities Fund	64.50%
Bond Fund	25.10%
Money Market Fund	98.91%

Any person owning more than 25% of a fund’s shares may be considered a “controlling person” of that fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. The TIAA-CREF Life Separate Account VLI-1 owns less than 2% of the shares of each fund. To the knowledge of the TIAA-CREF Life Funds, no other person owns beneficially or of record 5% or more of any of the funds’ shares.

Because shares of the TIAA-CREF Life Funds cannot be owned directly by individuals, the current trustees and officers of the funds, as a group, beneficially or of record own less than 1% of the shares of each fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

As explained in the prospectus, investment advisory and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF

B-24	Statement of Additional Information TIAA-CREF Life Funds

Life Funds’ Board of Trustees. Advisors will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.

Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each fund, and are accrued daily proportionately at  1/365th ( 1/366th in a leap year) of the rates set forth in the prospectus.

For the funds’ fiscal years ended December 31, 2004, 2005, and 2006, the table below reflects the total dollar amount of investment management fees paid to Advisors by each fund:

	2004	2005	2006
Growth Equity Fund	$68,771	$68,710	$71,478
Growth & Income Fund	$103,523	$110,104	$125,456
International Equity Fund	$137,492	$173,366	$265,038
Large-Cap Value Fund	$79,877	$108,658	$133,614
Small-Cap Equity Fund	$36,792	$43,419	$52,746
Stock Index Fund	$77,701	$86,770	$95,284
Social Choice Equity Fund	$18,451	$20,326	$23,627
Real Estate Securities Fund	$110,692	$165,919	$212,810
Bond Fund	$54,311	$62,550	$68,547
Money Market Fund	$14,796	$21,100	$25,676

PERSONAL TRADING POLICY

The TIAA-CREF Life Funds and Teachers Personal Investors Services, Inc., the principal underwriter and distributor for the funds (“TPIS”), have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the funds, they must also generally preclear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

Fixed-income portfolio management team members are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of each fund is calculated versus each fund’s composite benchmark index. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. This weighted result is then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the funds they manage, as of December 31, 2006 unless otherwise noted.

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund[1]
GROWTH EQUITY FUND
Susan Hirsch	4	1	$12,684	$23	$0
Gregory B. Luttrell, CFA	5	2	$12,965	$50	$0

GROWTH & INCOME FUND
Susan Kempler	2	0	$816	$0	$0
William Riegel, CFA	1	1	$131,081	$96	$0

INTERNATIONAL EQUITY FUND
Shigemi (Amy) Hatta[2]	0	1	$0	$96	$0
Christopher F. Semenuk	2	1	$1,824	$82	$0
1.	Because shares of the funds are sold only in offerings to insurance company separate accounts, portfolio managers cannot directly own shares in the funds.

2.	The information for Ms. Hatta is presented as of February 1, 2007.

TIAA-CREF Life Funds Statement of Additional Information	B-25

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund[1]
STOCK INDEX FUND
Philip James (Jim) Campagna, CFA	18	0	$25,586	$0	$0
Anne Sapp, CFA	18	0	$25,586	$0	$0

SOCIAL CHOICE EQUITY FUND
Philip James (Jim) Campagna, CFA	18	0	$25,586	$0	$0
Anne Sapp, CFA	18	0	$25,586	$0	$0

LARGE-CAP VALUE FUND
Richard Cutler	2	2	$1,322	$61	$0
Athanasios (Tom) Kolefas, CFA	3	2	$16,996	$61	$0

SMALL-CAP EQUITY FUND
Michael S. Shing, CFA	1	0	$502	$0	$0

REAL ESTATE SECURITIES FUND
David Copp	1	1	$819	$19	$0
Thomas M. Franks, CFA	2	2	$131,900	$115	$0
Brendan W. Lee	1	1	$819	$19	$0

BOND FUND
John M. Cerra	6	2	$8,538	$169	$0
Richard W. Cheng	6	1	$8,538	$55	$0
Stephen Liberatore, CFA	7	1	$17,271	$55	$0
Steven Raab, CFA	6	1	$8,538	$55	$0

MONEY MARKET FUND
Michael F. Ferraro, CFA	3	0	$10,755	$0	$0
1.	Because shares of the funds are sold only in offerings to insurance company separate accounts, portfolio managers cannot directly own shares in the funds.
2.	The information for Ms. Hatta is presented as of February 1, 2007.

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

Portfolio managers of the funds may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These policies and procedures include the following:

Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the funds and its other client accounts, and orders of its affiliated investment adviser, TIAA-CREF Investment Management, LLC, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors may also, on occasion, aggregate or “bunch” orders of TIAA pursuant to Advisors’ aggregation and allocation of orders policies. Advisors has adopted procedures to ensure that the funds are afforded equal opportunity with Advisors’ other clients or clients of its affiliates to receive investment allocations and that such allocations are provided to the funds and Advisors’ other client accounts or clients of its affiliates in a manner that is consistent with Advisors’ fiduciary obligations.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the funds, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the funds or any other client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not others.

ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s

B-26	Statement of Additional Information TIAA-CREF Life Funds

education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2006, TIAA’s assets were approximately $183.7 billion; the combined assets for TIAA and CREF totaled approximately $382.2 billion.

TIAA owns all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), Advisors, TIAA-CREF Life Insurance Company, and TPIS, the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC (“Investment Management”). Investment Management provides investment advisory services to CREF, TIAA’s companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.

CUSTODIAN

Under the terms of a contract with Advisors, JPMorgan Chase Bank (“JPMorgan”), 4 Chase MetroTech Center, Brooklyn, NY 11245 acts as custodian for the TIAA-CREF Life Funds. JPMorgan is responsible for the safekeeping of the funds’ portfolio securities. Advisors has agreed to pay JPMorgan for these services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm of the TIAA-CREF Life Funds and audited the funds’ financial statements for the fiscal years ended December 31, 2005 and December 31, 2006. Prior to fiscal year 2005, a different accounting firm served as the independent registered public accounting firm for the TIAA-CREF Life Funds.

HISTORY AND DESCRIPTION OF THE FUNDS

TIAA-CREF Life Funds was organized as a Delaware statutory trust on August 13, 1998, and is registered with the SEC as an “open-end” management investment company. As a Delaware statutory trust, the funds’ operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the “Declaration”). A copy of the funds’ Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

SHAREHOLDERS MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, although we may do so periodically. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.

With regard to matters for which the 1940 Act requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds, as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate account prospectus, which accompanies this prospectus, describing your contract and the separate account, for more information on your voting rights.

SHARES

TIAA-CREF Life Funds is authorized to issue an unlimited number of shares of beneficial interest in TIAA-CREF Life Funds, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund’s investment portfolios. There are currently ten series of shares, each of which is invested in an investment portfolio.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

ADDITIONAL PORTFOLIOS

The TIAA-CREF Life Funds currently consists of ten investment portfolios or funds. Pursuant to the Declaration, the Board of Trustees may establish additional investment funds (technically “series” of shares).

VALUATION OF ASSETS

The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a fund’s NAV is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation

TIAA-CREF Life Funds Statement of Additional Information	B-27

method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Board of Trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when we believe the prices don’t accurately reflect the security’s fair value.

Values for money market instruments with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board of Trustees has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a fund writes a call option, the amount of the premium is included in the fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, a fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Board of Trustees. For more information about the funds’ fair value pricing procedures, see “Pricing of Fund Shares” in the prospectus.

B-28	Statement of Additional Information TIAA-CREF Life Funds

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable, negotiating the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, or any other investment account that it may be managing, or at the same time as for a CREF account or other account managed by Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2006. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Aggregate $ Amount of Commissions Paid to Firms that Provided Research Services
Growth Equity Fund	$47,966
Growth & Income Fund	$134,085
International Equity Fund	$327,305
Large-Cap Value Fund	$196,391
Small-Cap Equity Fund	$389
Stock Index Fund	$727
Social Choice Equity Fund	$269
Real Estate Securities Fund	$211,515

Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors’ fiduciary duty to the funds.

The aggregate amounts of brokerage commissions paid by the funds for the years ended December 31, 2004, 2005 and 2006 was as follows:

Fund	2004	2005	2006
Growth Equity Fund	$34,014	$45,374	$53,796.50
Growth & Income Fund	$31,952	$92,729	$118,644.65
International Equity Fund	$46,530	$213,393	$346,782.56
Large-Cap Value Fund	$124,444	$166,608	$161,960.94
Small-Cap Equity Fund	$40,108	$67,971	$37,481.31
Stock Index Fund	$5,020	$5,154	$4,604.48
Social Choice Equity Fund	$597	$1,244	$714.76
Real Estate Securities Fund	$554,044	$901,900	$205,264.29

The decrease in brokerage commissions for the Small-Cap Equity Fund from 2005 to 2006 was primarily the result of improvements made to the model underlying the fund and to the fund’s portfolio construction and cash management processes. The decrease in brokerage commissions for the Real Estate Securities Fund from 2005 to 2006 was primarily the result of repositioning of the fund’s portfolio by its new portfolio management team. The new portfolio management team’s portfolio construction resulted in less trading and more long term holdings. The increase in brokerage commissions for the International Equity Fund from 2005 to 2006 was primarily the result of an increase in the fund’s size due to market appreciation and additional inflows into the fund.

During 2006, the funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of the each of the fund’s aggregate holdings in the securities of those entities are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Fund	Broker	Parent	Holdings at 12/31/06 (US$)
Growth Equity Fund	Goldman Sachs Group, Inc.	Goldman Sachs & Co.	$382,552.65
	Merrill Lynch & Co, Inc.	Merrill Lynch	$234,146.50

TIAA-CREF Life Funds Statement of Additional Information	B-29

Fund	Broker	Parent	Holdings at 12/31/06 (US$)
Growth & Income Fund	Bank of America Corp	Bank of America Corp	$1,056,321.15
	Bear Stearns Cos, Inc	Bear Stearns & Co, Inc	$452,691.18
	Citigroup, Inc	Citigroup	$931,805.30
	JPMorgan Chase & Co	JPMorgan Chase & Co	$1,119,111.00
	Morgan Stanley	Morgan Stanley	$823,257.30
International Equity Fund	Deutsche Bank	Deutsche Bank	$2,824,120.76
Large-Cap Value Fund	Bank of America Corp	Bank of America Corp	$1,619,265.31
	Citigroup, Inc	Citigroup	$538,451.90
	JPMorgan Chase & Co	JPMorgan Chase & Co	$2,079,073.50
	Morgan Stanley	Morgan Stanley	$1,239,120.31
	Wachovia Corp	Wachovia Corp	$314,477.90
Small-Cap Equity Fund	Piper Jaffray Co	Piper Jaffray Co	$26,060.00
Stock Index Fund	Bank of America Corp	Bank of America Corp	$2,597,263.33
	Bear Stearns Cos, Inc	Bear Stearns & Co, Inc	$213,730.14
	Citigroup, Inc	Citigroup	$2,951,041.70
	Goldman Sachs Group, Inc	Goldman Sachs & Co	$810,557.10
	JPMorgan Chase & Co	JPMorgan Chase & Co	$1,791,978.30
	Legg Mason, Inc	Legg Mason, Inc	$131,834.35
	Lehman Brothers Holdings, Inc	Lehman Brothers, Inc	$442,549.80
	Merrill Lynch & Co, Inc	Merrill Lynch	$918,803.90
	Morgan Stanley	Morgan Stanley	$932,536.36
	Piper Jaffray Co	Piper Jaffray Co	$12,378.50
	Prudential Financial, Inc	Prudential Financial, Inc	$451,022.58
	Wachovia Corp	Wachovia Corp	$1,147,314.70
Social Choice Equity Fund	Bank of America Corp	Bank of America Corp	$776,824.50
	Goldman Sachs Group, Inc	Goldman Sachs & Co	$320,953.50
	Legg Mason, Inc	Legg Mason, Inc	$28,515.00
	Merrill Lynch & Co, Inc	Merrill Lynch	$375,751.60
	Prudential Financial, Inc	Prudential Financial, Inc	$227,529.00
	Wachovia Corp	Wachovia Corp	$441,988.95
Bond Fund	Bank of America Corp.	Bank of America Corp.	$407,668.00
	Bear Sterns Cos, Inc.	Bear Sterns & Co, Inc.	$568,762.62
	Citigroup, Inc.	Citigroup	$527,483.23
	Credit Suisse USA, Inc.	Credit Suisse USA, Inc.	$603,658.76
	Goldman Sachs Group, Inc.	Goldman Sachs & Co.	$402,294.22
	JP Morgan Chase & Co.	JP Morgan Chase & Co.	$754,554.00

Fund	Broker	Parent	Holdings at 12/31/06 (US$)
	Lehman Brothers Holdings Inc.	Lehman Brothers, Inc.	$205,919.66
	Merrill Lynch & Co, Inc.	Merrill Lynch	$897,785.63
	Morgan Stanley	Morgan Stanley	$710,578.69
	Wachovia Corp	Wachovia Corp	$496,117.02
Money Market Fund	Barclay's PLC	Barclay's Capital	$495,415.00
	Citigroup, Inc	Citigroup	$696,727.11
	Deutsche Bank	Deutsche Bank	$1,025,002.25
	Goldman Sachs Group, Inc	Goldman Sachs & Co	$797,184.00
	Morgan Stanley	Morgan Stanley	$1,291,859.86
	UBS AG	UBS	$1,186,540.58

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL:

Fund	Broker	Parent	Holdings at 12/31/06 (US$)
Growth Equity Fund	Goldman Sachs Group Inc	Goldman Sachs & Co	$382,552.65
	Merrill Lynch & Co Inc	Merrill Lynch	$234,146.50
Growth & Income Fund	Bank of America Corp	Bank of America Corp	$1,056,321.15
	Bear Stearns Cos Inc	Bear Stearns & Co Inc.	$452,691.18
	Citigroup Inc	Citigroup	$931,805.30
	JPMorgan Chase & Co	JPMorgan Chase & Co	$1,119,111.00
	Morgan Stanley	Morgan Stanley	$823,257.30
	Wells Fargo & Co	Wells Fargo & Co	$538,022.80
International Equity Fund	Deutsche Postbank AG	Deutsche AG	$2,824,120.76
Large-Cap Value Fund	Bank of America Corp	Bank of America Corp	$1,619,265.31
	Citigroup Inc	Citigroup	$538,451.90
	JPMorgan Chase & Co	JPMorgan Chase & Co	$2,079,073.50
	Morgan Stanley	Morgan Stanley	$1,239,120.31
	Wachovia Corp	Wachovia Corp	$314,477.90
	Wells Fargo & Co	Wells Fargo & Co	$502,320.56
Stock Index Fund	Bank of America Corp	Bank of America Corp	$2,597,263.33
	Bear Stearns Cos Inc	Bear Stearns & Co Inc.	$213,730.14
	Citigroup Inc	Citigroup	$2,951,041.70
	Countrywide Financial Corp	Countrywide Securities	$274,991.10
	Goldman Sachs Group Inc	Goldman Sachs & Co	$810,557.10
	Jefferies Group Inc	Jeffries & Co	$34,570.98
	JPMorgan Chase & Co	JPMorgan Chase & Co	$1,791,978.30
	Legg Mason Inc	Legg Mason Inc	$131,834.35
	Lehman Brothers Holdings Inc	Lehman Brothers Inc	$442,549.80
	Merrill Lynch & Co Inc	Merrill Lynch	$918,803.90

B-30	Statement of Additional Information TIAA-CREF Life Funds

Fund	Broker	Parent	Holdings at 12/31/06 (US$)
	Morgan Stanley	Morgan Stanley	$932,536.36
	Wachovia Corp	Wachovia Corp	$1,147,314.70
	Wells Fargo & Co	Wells Fargo & Co	$1,274,897.12
Social Choice Equity Fund	Bank of America Corp	Bank of America Corp	$776,824.50
	Countrywide Financial Corp	Countrywide Securities	$114,615.00
	Goldman Sachs Group Inc	Goldman Sachs & Co	$320,953.50
	Jefferies Group Inc	Jeffries & Co	$2,413.80
	Legg Mason Inc	Legg Mason Inc	$28,515.00
	Merrill Lynch & Co Inc	Merrill Lynch	$375,751.60
	Wachovia Corp	Wachovia Corp	$441,988.95
	Wells Fargo & Co	Wells Fargo & Co	$437,388.00
Bond Fund	Bank of America Corp	Bank of America Corp	$407,668.00
	Bear Stearns Commercial	Bear Stearns & Co Inc.	$598,762.62
	Citigroup / Deutsche Bank	Citigroup	$101,871.00
	Citigroup Inc	Citigroup	$425,618.23
	Countrywide Alternative Loan	Countrywide Securities	$48,332.50
	Countrywide Home Loan Mtg	Countrywide Securities	$263,656.89
	Credit Suisse Mortgage	Credit Suisse	$603,658.76
	Goldman Sachs Group Inc	Goldman Sachs & Co	$402,294.22
	HSBC Finance Corp	HSBC Securities	$555,169.50
	JP Morgan Chase Commercial	JPMorgan Chase & Co	$754,554.00
	Lehman Brothers Holdings Inc	Lehman Brothers Inc	$205,919.66
	Merrill Lynch & Co Inc	Merrill Lynch	$205,178.14
	Merrill Lynch Mortgage Trust	Merrill Lynch	$616,706.21
	Merrill Lynch/Countrywide	Merrill Lynch	$75,901.28
	Morgan Stanley	Morgan Stanley	$101,605.61
	Morgan Stanley Capital	Morgan Stanley	$710,578.69
	Wachovia Amortization	Wachovia Corp	$397,437.52
	Wachovia Corp	Wachovia Corp	$98,679.50
	Wells Fargo & Co	Wells Fargo & Co	$98,930.57
	Wells Fargo Bank NA	Wells Fargo & Co	$95,619.84
	Wells Fargo Mortgage	Wells Fargo & Co	$822,460.33

Fund	Broker	Parent	Holdings at 12/31/06 (US$)
Money Market Fund	Barclay's U.S. Funding Corp	Barclays Capital	$495,415.00
	Citigroup Funding Inc	Citigroup	$696,727.11
	Deutsche Bank	Deutsche AG	$1,025,002.25
	Goldman Sachs Group	Goldman Sachs & Co	$797,184.00
	HSBC Finance Corp	HSBC Securities	$1,119,818.94
	Morgan Stanley	Morgan Stanley	$1,291,859.86
	UBS Finance (Delaware) Inc	UBS	$1,186,540.58

DIRECTED BROKERAGE

In accordance with the 1940 Act, the funds have adopted a policy prohibiting the funds from compensating brokers or dealers for the sale or promotion of fund shares by the direction of portfolio securities transactions for the funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the funds.

TAX STATUS

Although the TIAA-CREF Life Funds are organized as a Delaware statutory trust, neither the TIAA-CREF Life Funds nor any of the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a “regulated investment company” (“RIC”) for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

Each fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from: (1) dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; and (2) net income derived from an investment in a “qualified publicly traded partnership;” (b) the fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains and 90% of its tax exempt interest income (undistributed net income may be subject to tax at the fund level) and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regu -

TIAA-CREF Life Funds Statement of Additional Information	B-31

lated investment companies), the securities of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a fund fails to qualify as a RIC, the fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the fund’s available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.

Each fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed in prior years in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to each fund’s ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31 of the year in which the dividend was declared.

This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contractowners should consult their tax advisers to determine the tax treatment of their investment.

UNDERWRITERS

The shares of the TIAA-CREF Life Funds are offered continuously by TPIS, which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS is the principal underwriter for shares of the funds. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017-3206.

LEGAL MATTERS

All matters of applicable state law have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The financial statements of the TIAA-CREF Life Funds for the fiscal year ended December 31, 2006, incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm, as stated in their report appearing in the financial statements, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. For fiscal year periods prior to 2005, a different accounting firm served as the funds’ independent registered public accounting firm.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the TIAA-CREF Life Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which have been filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS

The audited financial statements of the TIAA-CREF Life Funds are incorporated herein by reference to the TIAA-CREF Life Funds’ report on Form N-CSR for the year ended December 31, 2006, which contains the TIAA-CREF Life Funds’ Annual Report. These financial statements have been filed with the SEC and the reports have been provided to separate account contractowners. We will furnish you, without charge, another copy of the Annual Report upon request.

B-32	Statement of Additional Information TIAA-CREF Life Funds

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

Table of Contents

B-33	I. Introduction: Historical Perspective
B-34	II. Shareholder Rights
B-35	III. Director Elections—Majority Voting
B-35	IV. The Board of Directors
B-35	V. Board Structure and Processes
B-35	A. Board Membership
B-36	B. Board Responsibilities
B-37	C. Board Operation and Organization
B-38	VI. Executive Compensation
B-39	A. Equity-Based Compensation
B-40	B. Perquisites
B-40	C. Supplemental Executive Retirement Plans
B-40	D. Executive Contracts

B-40	VII. TIAA-CREF Corporate Governance Program
B-40	A. Engagement Policy and Practices
B-41	B. Proxy Voting
B-41	C. Influencing Public Policy and Regulation
B-41	D. Divestment
B-41	VIII. International Governance
B-42	IX. Environmental and Social Issues
B-43	X. Securities Lending Policy
B-43	APPENDIX A: Proxy Voting Guidelines
B-43	Guidelines for Board-Related Issues
B-44	Guidelines for Other Governance Issues
B-44	Guidelines for Compensation Issues
B-45	Guidelines for Environmental and Social Issues

I.  Introduction; Historical Perspective

The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account, which is screened using the KLD Broad Market Social Index, invests only in companies that meet specified environmental and social criteria.

In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

TIAA-CREF recognizes that corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and

TIAA-CREF Life Funds Statement of Additional Information	B-33

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1. Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2. One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3. Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5. Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders.

Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6. Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7. Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8. State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

9. Board Communication. Shareholders should have the ability to communicate with the board of directors. In accord -

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ance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10. Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections—Majority Voting

As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

The TIAA and CREF boards have adopted the following policy on director elections:

TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors” below). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

A. Board Membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relation -

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ships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

B. Board Responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

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C. Board Operation and Organization

1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

Committee Structure. Under existing regulations, boards are required to establish three standing committees—an audit committee, a compensation committee and a nominating/governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

Each committee should have the power to hire independent experts and advisors.

Each committee should report to the full board on the issues and decisions for which it is responsible.

Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

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•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice.

The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and

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achieve performance goals that will lead to the creation of long-term shareholder value.

2.	Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.
3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.	In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.	Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.	Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

A. Equity-Based Compensation

Oversight of Equity-Based Plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

Composition of Equity-Based Plans

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.
8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.
11.	Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the com -

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

pany. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

B. Perquisites

When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

C. Supplemental Executive Retirement Plans

Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.	Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

D. Executive Contracts

Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

A. Engagement Policy and Practices

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions
•	withhold or vote against one or more directors
•	request other investors to support our initiative
•	engage in public dialogue and commentary
•	conduct a proxy solicitation
•	engage in collective action with other investors
•	support an election contest or change of control transaction
•	seek regulatory or legislative relief
•	commence or support litigation
•	pursue other enforcement or compliance remedies

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B. Proxy Voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement (Appendix A), are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

C. Influencing Public Policy and Regulation

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

D. Divestment

TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. In addition, divestment is not an option in segments of our portfolio that track market indices, as we are required to invest in all companies included in an index. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from actively managed accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

TIAA-CREF Life Funds Statement of Additional Information	B-41

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued
•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

B-42	Statement of Additional Information TIAA-CREF Life Funds

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities—acting as responsible owners while maximizing value—can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict—whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

Appendix A:

PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third- party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Majority Vote for the Election of Directors:

General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Proxy Access Proposals:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

TIAA-CREF Life Funds Statement of Additional Information	B-43

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

Reimbursement of Expenses for Dissident Shareholder Nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for re-election annually.

Cumulative Voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

Ratification of Auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;
•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

Equity-Based Compensation Plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be

B-44	Statement of Additional Information TIAA-CREF Life Funds

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Performance-Based Equity Compensation:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

Advisory Vote on Compensation Disclosure:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

Limits on Executive Compensation:

General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

Clawback Policies:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

Golden Parachutes:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

Supplemental Executive Retirement Plans:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Environment

Global Warming and Climate Change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

Use of Natural Resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

Impact on Community:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of mar -

TIAA-CREF Life Funds Statement of Additional Information	B-45

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

ket share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

Human Rights

Human Rights Code of Conduct and Global Labor Standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Community

Corporate Response to Global Health Risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

Corporate Political Influence:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

Corporate Philanthropy:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

Diversity

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

Product Responsibility

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Tobacco

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

B-46	Statement of Additional Information TIAA-CREF Life Funds

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)	(1) Amended and Restated Declaration of Trust, dated as of August 13, 1998. (1)

(2) Instrument dated May 22, 2002 Amending Declaration of Trust to add Large-Cap Value, Small-Cap Equity, and Real Estate Securities Funds as series of the Trust. (4)

(3) Amendment to Declaration of Trust dated as of October 2, 2006.*

(b)	N/A

(c)	N/A

(d)	(1) Investment Management Agreement for TIAA-CREF Life Funds by and between Registrant and Teachers Advisors, Inc. (“Advisors”), dated as of November 30, 1998 (the “Investment Advisory Contract”). (1)

(2) Amendment to the Investment Advisory Contract, dated September 3, 2002. (4)

(3) Form of Amendment to the Investment Advisory Contract, dated 2003. (5)

(e)	(1) Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company (“TC Life”) and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of November 20, 1998. (1)

(2) Amendment to Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company and TPIS, dated as of October 19, 2004. (7)

(3) Amendment to Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company and TPIS, dated as of September 15, 2005. (8)

(4) Shareholder Information Agreement between TC Life and TPIS, on behalf of the Funds, dated as of April 2, 2007.*

(f)

(1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended. (6)

(2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended. (6)

(g)	Custodian Agreement between Registrant and JPMorgan Chase Bank, as amended. (4)

(h)	N/A

(i)	Opinion and Consent of George W. Madison, Esq.*

(j)	(1) Consent of Sutherland Asbill & Brennan LLP*

(2) Consent of PricewaterhouseCoopers LLP*

(k)	Omitted Financial Statements. (2)

(l)	(1) Seed Money Agreements, dated November 30, 1998 and February 29, 2000. (3)

(2) Seed Money Agreement, dated as of August 1, 2002. (4)

(m)	N/A

(n)	N/A

(p)	Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities). (7)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on December 9, 1998.
(2)	Incorporated herein by reference to the Form N-CSR of the TIAA-CREF Life Funds as filed with the Commission on March 7, 2007.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on March 28, 2000.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on October 25, 2002.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 29, 2003.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 30, 2004.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on May 2, 2005.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement or Form N-1A (File No. 333-61759) as filed with the Commission on May 1, 2006.
*	Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has Teachers Advisors, Inc., or an affiliate, as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 25. Indemnification

As a Delaware statutory trust, Registrant's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the “Declaration of Trust”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

Teachers Advisors also provides investment management services to TIAA-CREF Institutional Mutual Funds, TIAA-CREF Mutual Funds, TIAA Separate Account VA-1 and certain unregistered funds. The directors of Advisors are Scott C. Evans, Erwin W. Martens, Georganne C. Proctor, Brian Bohaty, Jamie DePeau and Nancy Heller, who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned subsidiary of TIAA and a registered investment adviser.

Item 27. Principal Underwriters

Teachers Personal Investors Services, Inc. (“TPIS”) may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant’s custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 20th day of April, 2007.

TIAA-CREF LIFE FUNDS

By:	/s/ Scott C. Evans
Name:	Scott C. Evans
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott C. Evans Scott C. Evans	President (Principal Executive Officer)	April 20, 2007

/s/ Phillip G. Goff Phillip G. Goff	Principal Financial Officer, Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 20, 2007

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE
* Forrest Berkley	4/20/07	* Bridget A. Macaskill	4/20/07

* Eugene Flood, Jr.	4/20/07	* James M. Poterba	4/20/07

* Howell E. Jackson	4/20/07	* Maceo E. Sloan	4/20/07

* Nancy L. Jacob	4/20/07	* Laura T. Starks	4/20/07

/s/ Stewart P. Greene Stewart P. Greene as attorney-in-fact	4/20/07

*	Signed by Stewart P. Greene pursuant to powers of attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Forrest Berkley, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: September 18, 2006	/s/ Forrest Berkley
Forrest Berkley

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 19th day of September 2006, by Forrest Berkley, who I have identified to be the person who signs herein.

/s/ E. Laverne Jones
NOTARY PUBLIC

My Commission Expires: 06-16-2007

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Eugene Flood, Jr., a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 9, 2006	/s/ Eugene Flood, Jr.
Eugene Flood, Jr.

State of North Carolina	)
) ss.
County of Orange	)

SUBSCRIBED AND SWORN to before me this 12th day of June 2006, by Eugene Flood, Jr., who I have identified to be the person who signs herein.

/s/ Virginia Lindberg
NOTARY PUBLIC

My Commission Expires:

February 16, 2008

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Howell E. Jackson, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 26, 2006	/s/ Howell E. Jackson
Howell E. Jackson

State of Massachusetts	)
) ss.
County of Middlesex	)

SUBSCRIBED AND SWORN to before me this 26th day of May 2006, by Howell E. Jackson, who I have identified to be the person who signs herein.

/s/ Jonathan Murley
NOTARY PUBLIC

My Commission Expires:

September 3, 2010

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Nancy L. Jacob, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 12, 2006	/s/ Nancy L. Jacob
Nancy L. Jacob

State of Oregon	)
) ss.
County of Multnomah	)

SUBSCRIBED AND SWORN to before me this 12th day of June 2006, by Nancy L. Jacob, who I have identified to be the person who signs herein.

/s/ Megan M. Levy
NOTARY PUBLIC

My Commission Expires:

April 19, 2009

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Bridget A. Macaskill, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 6, 2006	/s/ Bridget A. Macaskill
Bridget A. Macaskill

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 6th day of June 2006, by Bridget A. Macaskill, who I have identified to be the person who signs herein.

/s/ Joan E. Ambrosino
NOTARY PUBLIC

My Commission Expires:

November 4, 2006

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that James M. Poterba, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 31, 2006	/s/ James M. Poterba
James M. Poterba

State of Massachusetts	)
) ss.
County of Middlesex	)

SUBSCRIBED AND SWORN to before me this 31st day of May 2006, by James M. Porterba, who I have identified to be the person who signs herein.

/s/ John Arditi
NOTARY PUBLIC

My Commission Expires:

July 3, 2009

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Maceo K. Sloan, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 26, 2006	/s/ Maceo K. Sloan
Maceo K. Sloan

State of North Carolina	)
) ss.
County of Durham	)

SUBSCRIBED AND SWORN to before me this 26th day of May 2006, by Maceo K. Sloan, who I have identified to be the person who signs herein.

/s/ V. F. Bibley
NOTARY PUBLIC

My Commission Expires:

January 2, 2009

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Laura T. Starks, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 18, 2006	/s/ Laura T. Starks
Laura T. Starks

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 18th day of July, by Laura T. Starks, who I have identified to be the person who signs herein.

/s/ E. Laverne Jones
NOTARY PUBLIC

My Commission Expires: 06-16-2007

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

EXHIBIT INDEX

(a)(3)	Amendment to Declaration of Trust dated as of October 2, 2006

(e)(4)	Shareholder Information Agreement between TC Life and TPIS dated as of April 2, 2007.

(i)	Opinion and Consent of George W. Madison, Esq.

(j)(1)	Consent of Sutherland Asbill & Brennan LLP

(j)(2)	Consent of PricewaterhouseCoopers LLP